EXHIBIT 10(26)


                                 [HARRAH'S LOGO]

                          ANNUAL MANAGEMENT BONUS PLAN

                                      1995

HARRAH'S ENTERTAINMENT, INC.
ANNUAL MANAGEMENT BONUS PLAN

     As a member of management, you can have a major impact on the overall performance of your property and of Harrah's Entertainment, Inc. (the Company). The Harrah's Entertainment, Inc. Annual Management Bonus Plan (the Plan) is designed to reward you for meeting your personal performance objectives in years when your Operating Unit meets its performance objectives. The Plan has uniform bonus calculation procedures with specific objectives for each Operating Unit as well as overall objectives for the company. This means that although there is one plan, covering all properties, divisions, and corporate, your specific bonus award is tied to your individual performance, your Operating Unit's performance, and to the performance of the entire company.

     The purposes of the Plan are to reward you for superior work and motivate you toward delivering better customer service and achieving better business results, to tie your goals and interests into those of the company and its stockholders, and to attract and retain top managers.

     This document describes eligibility, personal performance objectives that are directly tied to the performance planning and evaluation process, Operating Unit performance objectives, assignment of bonus points, the bonus pool, the payment of bonus awards, and administrative matters.

Personal Eligibility

     To be eligible, you must be a full-time employee of an Operating Unit in a salary grade 20 or above. An Operating Unit is a business unit identified for participation in the Plan by the President and Chief Executive Officer and currently comprises Harrah's Corporate, various Operating Divisions, and each Harrah's Casino and Riverboat. You may not be a participant in any other bonus plan of the Company or its subsidiaries. You must have been employed in an eligible position before October 1 of the Plan year, have at least a "Successful" performance rating, and be actively working at the time bonuses are distributed to receive your bonus award.

Prorations/Transfers

     If an eligible employee is promoted during the year, pro-rata bonus awards are calculated based on their earnings, individual performance and grade in each position.

     If, however, an employee is promoted from a grade 5-19 into a grade 20 or above, the promotion must have taken place on or before October 1 for the employee to be eligible for a prorated payment under this plan.

     In cases of promotions and/or transfers between Operating Units, pro-rata bonus awards for eligible participants are calculated based on their earnings, individual performance, operating unit bonus points and grade in each Operating Unit. The calculation of prorata bonus awards is generally made following completion of the plan year.

Individual Performance Objectives

     At the beginning of each year, you and your supervisor will develop specific performance objectives for you to achieve. These objectives should be recorded on your performance appraisal document under the appropriate performance standard. One hundred bonus points are then assigned by your supervisor to these personal bonus objectives. Your objectives and bonus points will be approved and retained by your supervisor. The objectives should be easy to quantify and verify. Performance objectives should be modified during the year if business conditions dictate. Objectives that have been revised will also be retained by your supervisor.

Operating Unit Performance Objectives

     Operating Unit bonus objectives are established for each Plan year. These will generally consist of a combination of measurements related to the objectives of the Company and each of its Operating Units on items such as operating income, pre-tax earnings, return on sales and customer satisfaction ratings. The objectives may change annually to support the business mission of the company. The objectives are assigned target points. The objectives and assigned target points are recommended by the Chairman of the Board and the President and Chief Executive Officer to the Human Resources Committee of the Board of Directors for approval. Total target points for each Operating Unit is 100. Additional stretch points may be awarded according to specific parameters set each year.

Meeting Operating Unit Objectives
Assignment of Bonus Points

     At the end of each Plan year, bonus points will be assigned to each Operating Unit based upon achievement of Plan objectives. The Operating Unit bonus points will be combined with the points earned by the Company. The final point total will be used to create the Operating Unit's bonus pool. Commencing with the plan year 1996, an Operating Unit may qualify for a limited bonus of 25% of the amount achieved by using bonus points earned by the Company (Harrah's brand performance) even if the Operating Unit is not eligible for a bonus based on its own performance.

Meeting Operating Unit Objectives
The Bonus Pool

     A payout pool for each Operating Unit will be established according to the unit's combined bonus point total. The bonus pool is calculated by multiplying all eligible participants' eligible earnings by the appropriate bonus percentage as shown on the Bonus Matrix. The appropriate bonus percentage is determined by both the participants' salary grades and bonus points earned by the Operating Unit.

     For example, at 100 bonus points for the Operating Unit, the bonus for pool calculations for a grade 23 is 15 percent of eligible earnings.

     An Operating Unit's total bonus pool is calculated by summing all appropriate bonus percentages of the Operating Unit's eligible participants.

Meeting Individual Objectives

     Shortly after the end of the Plan year, you will meet with your supervisor to compare your individual performance against the performance standards on the appraisal document and with your previously established objectives.
     The assessment determines how many of your personal 100 assigned objective points have been met.

     The supervisor will then recommend a bonus award for you and other eligible employees reporting to him or her, in relation to the individual performance bonus points earned. The supervisor must keep in mind that the total bonus pool must not be exceeded. When an Operating Unit's performance rises above the "100" point target, the available bonus dollars contributed to the pool will increase; this is called "stretch bonus." However, even when an Operating Unit is in stretch, individual awards should not automatically rise above the "100" point line. Only those eligible participants whose performance contributed to the achievement of stretch bonus should be considered for stretch awards. Calculation is up to the discretion of your supervisor and the Operating Unit's senior managers. The maximum individual award is found on the 150 point line of the Stretch Bonus matrix (see page 7).

     When Operating Unit performance falls short of objectives, the Bonus Pool will be accordingly reduced. Individual awards should be scaled back to reflect the available pool dollars. For example, at 90 bonus points for the Operating Unit, the bonus for pool calculations for a grade 23 is 14 percent of eligible earnings.

Approval and Payment of Annual Bonus Plan Awards

     Each supervisor will submit bonus award recommendations to the Memphis Compensation department with two levels of approval unless the next level of supervision is a Corporate Senior Vice President or a Division President. In these cases, no further approvals are required. The Memphis Compensation department will accumulate overall bonus recommendations and submit them for appropriate approvals. The Chairman of the Board and the President and Chief Executive Officer review and approve bonus recommendations and recommend Operating Unit bonus points to the Human Resources Committee. The Human Resources Committee approves total bonus points achieved for performance against Operating Unit objectives and the individual bonus awards of the Chairman of the Board and the President and Chief Executive Officer. Bonus awards are generally distributed to employees by March 15 of the year following the Plan year dependent on the eligibility of both the Operating Unit and the employee. Bonus awards may be distributed earlier with the approval of the Chairman of the Board, the President and Chief Executive Officer and the Human Resources Committee.

Miscellaneous

     The Human Resources Committee may approve a discretionary pro-rata bonus if active employment was terminated during the Plan year by death, disability, or retirement (age 55 with 10 or more years of service).

     Employees who have been on Leave of Absence are eligible to participate in the Plan if their Operating Unit qualifies. Employees who are on Leave of Absence at the time of bonus payments are eligible to receive their award, if any, when they return to active employment. If they do not return to active employment, their payment is forfeited.

     The eligible earnings used in bonus calculations excludes imputed income and previous bonuses.

     Eligibility for this Plan does not provide anyone a right to continued employment.

Administrative Matters

     The Plan is completely discretionary. No legal rights or obligations are created by the Plan. Accordingly, the Company may terminate the Plan or amend its provisions at any time, and no interest is created that can be assigned, encumbered, or transferred by an employee. No rights in any specific funds or assets will exist by reason of this Plan.

     The Memphis Compensation department administers the Plan and has full power to adopt and enforce administrative rules and procedures to make administrative interpretations. The Human Resources Committee has full power to decide substantive issues, to make amendments to the Plan and to terminate the Plan. The Human Resources Committee may adjust any objectives or bonus points if it determines such adjustment is necessary or appropriate.

     No member of the Memphis Compensation department, the Human Resources Committee, or other persons involved in administering this Plan or making decisions concerning bonuses will have any personal liability to any employee.

                              EXAMPLES 1 THROUGH 4

Assume:                                              Calculation
---------------------------------------------      ---------------

EXAMPLE 1: Grade 21 employee

   Eligible earnings                                   $59,000

   Combination of Operating unit and               (10%) = $ 5,900
   Company earns 100 bonus points

   Employee earns 100 points - Actual Award        (10%) = $ 5,900


EXAMPLE 2: Grade 23 employee

   Eligible earnings                                   $69,000
   Combination of Operating unit and               (14%) = $9,660
   Company earns 95 bonus points

   Employee earns 80 points  - Actual Award        (12%) = $ 8,280


EXAMPLE 3:

Grade 26 employee promoted/transfers into a Grade 27 position in a different operating unit during the plan year. Bonus is prorated based on earnings, individual performance and grade for each operating unit.

Step 1: Grade 26 employee - Operating Unit #1

   Eligible pro-rata earnings                         $48,000

   Combination of Operating unit and              (28%) = $13,440
   Company earns 110 bonus points
   Employee earns 115 points - pro-rata #1        (29%) = $13,920


Step 2: Grade 27 employee - Operating Unit #2

   Eligible pro-rata earnings                         $55,000

   Combination of Operating unit and              (30%) = $16,500
   Company earns 100 bonus points

   Employee earns 100 points - pro-rata #2        (30%) = $16,500


Step 3: Actual Award

   Pro-rata #1 + pro-rata #2                          $30,420

                            1995 TARGET BONUS MATRIX
                            ------------------------
                             ANNUAL MANAGEMENT PLAN
                             ----------------------

                                    1995 Salary Grade
       Bonus    ---------------------------------------------------------
       Points   29     28    27    26    25    24    23    22    21    20
       ------  ----   ----  ----  ----  ----  ----  ----  ----  ----  ----

        100     40%    35%   30%   25%   22%   20%   15%   10%   10%   10%
         99     36     32    28    24    22    20    15    10    10    10
         98     33     30    26    24    22    20    15    10    10    10
         97     30     28    25    23    21    19    15    10    10    10
         96     29     27    25    23    21    19    14    10    10    10
         95     29     27    25    23    21    19    14    10    10    10
         94     28     26    24    22    21    19    14    9     9     9
         93     28     26    24    22    20    19    14    9     9     9
         92     28     26    24    22    20    18    14    9     9     9
         91     27     25    24    22    20    18    14    9     9     9
         90     27     25    23    21    20    18    14    9     9     9
         89     27     25    23    21    20    18    13    9     9     9
         88     26     25    23    21    19    18    13    9     9     9
         87     26     24    23    21    19    17    13    9     9     9
         86     26     24    22    20    19    17    13    9     9     9
         85     26     24    22    20    19    17    13    9     9     9
         84     25     24    22    20    18    17    13    8     8     8
         83     25     23    22    20    18    17    12    8     8     8
         82     25     23    21    19    18    16    12    8     8     8
         81     24     23    21    19    18    16    12    8     8     8
         80     24     22    21    19    18    16    12    8     8     8
         79     24     22    21    19    17    16    12    8     8     8
         78     23     22    20    18    17    16    12    8     8     8
         77     23     22    20    18    17    15    12    8     8     8
         76     23     21    20    18    17    15    11    8     8     8
         75     23     21    20    18    17    15    11    8     8     8
         74     22     21    19    18    16    15    11    7     7     7
         73     22     20    19    17    16    15    11    7     7     7
         72     22     20    19    17    16    14    11    7     7     7
         71     21     20    18    17    16    14    11    7     7     7
         70     21     20    18    17    15    14    11    7     7     7
         69     21     19    18    16    15    14    10    7     7     7
         68     20     19    18    16    15    14    10    7     7     7
         67     20     19    17    16    15    13    10    7     7     7
         66     20     18    17    16    15    13    10    7     7     7
         65     20     18    17    16    14    13    10    7     7     7
         64     19     18    17    15    14    13    10    6     6     6
         63     19     18    16    15    14    13    9     6     6     6
         62     19     17    16    15    14    12    9     6     6     6
         61     18     17    16    15    13    12    9     6     6     6
         60     18     17    16    14    13    12    9     6     6     6
         59     18     17    15    14    13    12    9     6     6     6
         58     17     16    15    14    13    12    9     6     6     6
         57     17     16    15    14    13    11    9     6     6     6
         56     17     16    15    13    12    11    8     6     6     6
         55     17     15    14    13    12    11    8     6     6     6
         54     16     15    14    13    12    11    8     5     5     5
         53     16     15    14    13    12    11    8     5     5     5
         52     16     15    14    12    11    10    8     5     5     5
         51     15     14    13    12    11    10    8     5     5     5
         50     15     14    13    12    11    10    8     5     5     5

                            1995 STRETCH BONUS MATRIX
                            -------------------------
                             ANNUAL MANAGEMENT PLAN
                             ----------------------

                                    1995 Salary Grade
       Bonus   -----------------------------------------------------------
       Points   29     28    27    26    25    24    23    22    21    20
       ------  ----   ----  ----  ----  ----  ----  ----  ----  ----  ----

        150     60%    53%   45%   38%   33%   30%   23%   15%   15%   15%
        149     59     52    44    37    33    30    22    15    15    15
        148     58     51    44    37    33    30    22    15    15    15
        147     57     51    43    36    32    29    22    15    15    15
        146     57     50    43    36    32    29    22    15    15    15
        145     56     50    43    36    32    29    22    15    15    15
        144     56     50    43    36    32    29    22    14    14    14
        143     55     49    42    35    31    29    21    14    14    14
        142     55     49    42    35    31    28    21    14    14    14
        141     55     49    42    35    31    28    21    14    14    14
        140     54     48    41    35    31    28    21    14    14    14
        139     54     48    41    35    31    28    21    14    14    14
        138     53     47    40    34    30    28    21    14    14    14
        137     53     47    40    34    30    27    21    14    14    14
        136     53     47    40    34    30    27    20    14    14    14
        135     53     47    40    34    30    27    20    14    14    14
        134     53     46    39    33    29    27    20    13    13    13
        133     52     46    39    33    29    27    20    13    13    13
        132     52     46    39    33    29    26    20    13    13    13
        131     52     45    39    33    29    26    20    13    13    13
        130     51     45    39    33    29    26    20    13    13    13
        129     51     45    39    32    28    26    19    13    13    13
        128     50     44    38    32    28    26    19    13    13    13
        127     50     44    38    32    28    25    19    13    13    13
        126     50     44    38    32    28    25    19    13    13    13
        125     49     44    38    32    28    25    19    13    13    13
        124     49     43    37    31    27    25    19    12    12    12
        123     48     43    37    31    27    25    18    12    12    12
        122     48     43    37    31    27    24    18    12    12    12
        121     47     42    37    31    27    24    18    12    12    12
        120     47     42    37    31    26    24    18    12    12    12
        119     47     42    36    30    26    24    18    12    12    12
        118     46     41    36    30    26    24    18    12    12    12
        117     46     41    36    30    26    23    18    12    12    12
        116     46     41    36    30    26    23    17    12    12    12
        115     45     40    35    29    25    23    17    12    12    12
        114     45     40    35    29    25    23    17    11    11    11
        113     44     39    34    29    25    23    17    11    11    11
        112     44     39    34    29    25    22    17    11    11    11
        111     44     39    33    28    24    22    17    11    11    11
        110     43     38    33    28    24    22    17    11    11    11
        109     43     38    33    28    24    22    16    11    11    11
        108     43     38    33    28    24    22    16    11    11    11
        107     43     38    33    28    24    21    16    11    11    11
        106     42     37    32    27    23    21    16    11    11    11
        105     42     37    32    27    23    21    16    11    11    11
        104     41     36    31    26    23    21    16    10    10    10
        103     41     36    31    26    23    21    15    10    10    10
        102     40     35    30    25    22    20    15    10    10    10
        101     40     35    30    25    22    20    15    10    10    10

                   1995 SENIOR EXECUTIVE TARGET BONUS MATRIX
                   -----------------------------------------
                             ANNUAL MANAGEMENT PLAN
                             ----------------------

                                    1995 Salary Grade
               Bonus    ----------------------------------------
               Points    36    35    34    33    32    31    30
               ------   ----  ----  ----  ----  ----  ----  ----

                100      60%   60%   55%   50%   50%   50%   45%
                 99      56    56    52    47    47    46    43
                 98      52    52    49    44    44    43    41
                 97      48    48    46    42    42    40    39
                 96      46    46    44    40    38    37    36
                 95      44    44    42    38    36    34    33
                 94      43    43    41    38    36    34    32
                 93      43    43    41    37    35    33    32
                 92      42    42    40    37    35    33    31
                 91      42    42    40    36    35    33    31
                 90      41    41    40    36    34    32    31
                 89      41    41    39    36    34    32    30
                 88      40    40    39    35    33    32    30
                 87      40    40    38    35    33    31    30
                 86      40    40    38    34    33    31    29
                 85      39    39    37    34    32    31    29
                 84      39    39    37    34    32    30    29
                 83      38    38    37    33    32    30    28
                 82      38    38    36    33    31    30    28
                 81      37    37    36    32    31    29    28
                 80      37    37    35    32    30    29    27
                 79      36    36    35    32    30    28    27
                 78      36    36    34    31    30    28    27
                 77      35    35    34    31    29    28    26
                 76      35    35    33    30    29    27    26
                 75      35    35    33    30    29    27    26
                 74      34    34    33    30    28    27    25
                 73      34    34    32    29    28    26    25
                 72      33    33    32    29    27    26    24
                 71      33    33    31    28    27    26    24
                 70      32    32    31    28    27    25    24
                 69      32    32    30    28    26    25    23
                 68      31    31    30    27    26    24    23
                 67      31    31    29    27    25    24    23
                 66      30    30    29    26    25    24    22
                 65      30    30    29    26    25    23    22
                 64      29    29    28    26    24    23    22
                 63      29    29    28    25    24    23    21
                 62      29    29    27    25    24    22    21
                 61      28    28    27    24    23    22    21
                 60      28    28    26    24    23    22    20
                 59      27    27    26    24    22    21    20
                 58      27    27    26    23    22    21    19
                 57      26    26    25    23    22    21    19
                 56      26    26    25    22    21    20    19
                 55      25    25    24    22    21    20    19
                 54      25    25    24    22    21    19    18
                 53      24    24    23    21    20    19    18
                 52      24    24    23    21    20    19    18
                 51      23    23    22    20    19    18    17
                 50      23    23    22    20    19    18    17

                   1995 SENIOR EXECUTIVE STRETCH BONUS MATRIX
                   ------------------------------------------
                             ANNUAL MANAGEMENT PLAN
                             ----------------------

                                    1995 Salary Grade
               Bonus    ----------------------------------------
               Points    36    35    34    33    32    31    30
               ------   ----  ----  ----  ----  ----  ----  ----

                150     120%  120%  110%  100%  100%  100%   90%
                149     119   119   109    99    99    99    89
                148     118   118   108    98    98    98    88
                147     117   117   107    97    97    97    87
                146     116   116   106    96    96    96    86
                145     114   114   104    95    95    95    85
                144     113   113   103    94    94    94    84
                143     112   112   102    93    93    93    83
                142     111   111   101    92    92    92    82
                141     110   110   100    91    91    91    81
                140     108   108    99    90    90    90    81
                139     107   107    97    89    89    89    80
                138     106   106    96    88    88    88    79
                137     105   105    95    87    87    87    78
                136     104   104    94    86    86    86    77
                135     102   102    93    85    85    85    76
                134     101   101    92    84    84    84    75
                133     100   100    91    83    83    83    74
                132     99     99    90    82    82    82    73
                131     98     98    89    81    81    81    72
                130     96     96    88    80    80    80    72
                129     95     95    86    79    79    79    71
                128     94     94    85    78    78    78    70
                127     93     93    84    77    77    77    69
                126     92     92    83    76    76    76    68
                125     90     90    82    75    75    75    67
                124     89     89    81    74    74    74    66
                123     88     88    80    73    73    73    65
                122     87     87    79    72    72    72    64
                121     86     86    78    71    71    71    63
                120     84     84    77    70    70    70    63
                119     83     83    75    69    69    69    62
                118     82     82    74    68    68    68    61
                117     81     81    73    67    67    67    60
                116     80     80    72    66    66    66    59
                115     78     78    71    65    65    65    58
                114     77     77    70    64    64    64    57
                113     76     76    69    63    63    63    56
                112     75     75    68    62    62    62    55
                111     74     74    67    61    61    61    54
                110     72     72    66    60    60    60    54
                109     71     71    64    59    59    59    53
                108     70     70    63    58    58    58    52
                107     69     69    62    57    57    57    51
                106     68     68    61    56    56    56    50
                105     66     66    60    55    55    55    49
                104     65     65    59    54    54    54    48
                103     64     64    58    53    53    53    47
                102     63     63    57    52    52    52    46
                101     62     62    56    51    51    51    46